UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 20, 2009

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	201352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Education Realty Trust, Inc. (the “Company”) is reissuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”) filed with the Securities and Exchange Commission (“SEC”) on March 16, 2009, and the accompanying selected financial data, in connection with the Company’s adoption of Statement of Financial Accounting Standard (“SFAS”) No. 160 “Noncontrolling Interests in Consolidated Financial Statements-An Amendment of ARB No. 51” (“SFAS No. 160”) on January 1, 2009, the retrospective presentation of discontinued operations under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS” No. 144) and the adoption of FASB Staff Position EITF 03-6-1 “Determining whether Instruments Granted in Share-Based Payment Transactions are Participating Securities” (“FSP 03-6-1”) on January 1, 2009.

SFAS No. 160 is required to be applied prospectively as of the beginning of the fiscal year in which the statement is initially applied, except for the presentation and disclosure requirements, which are required to be applied retrospectively for all periods presented.  Additionally, SFAS No. 144 requires retrospective presentation of discontinued operations for all periods presented and FSP 03-6-1 requires certain unvested share-based payment awards to be included in the computation of earnings per share under the two-class method and also requires all prior periods to be adjusted retrospectively.  The Company reflected the results of its adoption of SFAS No. 160, the retrospective presentation of discontinued operations under SFAS No. 144 and the adoption of FSP 03-6-1 in the Company’s Quarterly Reports on Form 10-Q for the first two quarters of 2009.  The Company is filing this Current Report on Form 8-K to include the retrospective presentation and disclosure requirements on the audited consolidated financial statements of the Company as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008.

This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s 2008 Form 10-K to reflect the retrospective application of SFAS No. 160, the retrospective presentation of discontinued operations under SFAS No. 144 and the adoption of FSP 03-6-1.  This Current Report on Form 8-K is not being filed to correct any error or omission in the financial or other information previously filed in the Company’s 2008 Form 10-K.  The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in the Company’s currently effective registration statements.   All other information in the Company’s 2008 Form 10-K has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K.  The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and any filings made by the Company with the SEC since March 16, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1
Updated financial information under Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: August 20, 2009	By:	/s/ Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1
Updated financial information under Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008